UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 16, 2024

The Cigna Group

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38769 (Commission File Number)	82-4991898 (IRS Employer Identification No.)

900 Cottage Grove Road

Bloomfield, Connecticut 06002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(860) 226-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	CI	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 17, 2024, The Cigna Group (the “Company”) announced certain organizational changes. Among these changes, effective February 5, 2024:

•	Brian C. Evanko will serve as President and Chief Executive Officer, Cigna Healthcare, in addition to his current role as Executive Vice President and Chief Financial Officer, The Cigna Group.

•	Eric P. Palmer, currently President and Chief Executive Officer, Evernorth Health Services, will also assume responsibility for enterprise strategy and corporate development in the additional role of the Company’s Executive Vice President for Enterprise Strategy.

On January 16, 2024, the People Resources Committee of the Company’s Board of Directors approved compensation changes for Mr. Evanko and Mr. Palmer to reflect the expansion of their roles and responsibilities.  In connection with their respective expanded responsibilities, Mr. Evanko and Mr. Palmer received offer letters, the material terms of which are included in the table below.  In addition, Mr. Evanko and Mr. Palmer will continue to be eligible to participate in the Company’s employee benefit plans, in accordance with their terms.

	Base Salary (effective February 5, 2024)	2024 Enterprise Incentive Plan Annual Target	2024 Long-Term Incentive Annual Target
Brian C. Evanko Executive Vice President and Chief Financial Officer, The Cigna Group, and President and Chief Executive Officer, Cigna Healthcare	$1,000,000	$2,000,000	$6,000,000
Eric P. Palmer Executive Vice President, Enterprise Strategy, The Cigna Group, and President and Chief Executive Officer, Evernorth Health Services	$1,000,000	$2,000,000	$6,000,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CIGNA GROUP

Date: January 17, 2024	By:	/s/ Nicole S. Jones
Nicole S. Jones
Executive Vice President, Chief Administrative Officer and General Counsel